Principal Funds, Inc.
Supplement dated December 15, 2025
to the Prospectus dated December 31, 2024
and the Statement of Additional Information dated December 31, 2024, as amended and restated June 20, 2025
(each as previously supplemented)
This supplement updates information contained in the Prospectus and Statement of Additional Information. Please retain this supplement for future reference.
The changes described below are being made to the Prospectus.

SUMMARY FOR DIVERSIFIED REAL ASSET FUND
SHARE CLASS LIQUIDATION NOTICE: On December 9, 2025, the Fund’s Board of Directors approved the liquidation of the Fund’s Class R-3 shares. Following the close of business on or about March 27, 2026, outstanding Class R-3 shares of the Fund will be redeemed at net asset value on such date, and proceeds will be sent to shareholders of record. The Fund expects that the liquidation and redemption of Class R-3 shares will result in a capital gain or loss to the taxable shareholders in the same manner as a voluntary redemption. Taxable shareholders should consult their tax advisors regarding the tax treatment of the liquidation and redemption, as well as any voluntary redemption or exchange, prior to the liquidation date.
On or about March 27, 2026, delete references to Class R-3 shares of this Fund from the Prospectus.
On or about January 15, 2026, delete BlackRock Financial Management, Inc. from the Sub-Advisors section and BlackRock International Limited from the Sub-Sub-Advisor section.

SUMMARY FOR GLOBAL MULTI-STRATEGY FUND
On or about January 15, 2026, delete Wellington Management Company LLP from the Sub-Advisors section.

MANAGEMENT OF THE FUNDS
On or about January 15, 2026, under The Sub-Advisors section, delete “and a portion of Global Multi-Strategy (primarily the equity long/short strategy; however, Wellington may use any of the Fund’s investment strategies)” from the Fund(s) section of Wellington Management Company LLP.
On or about January 15, 2026, under The Sub-Advisors section, delete all references to BlackRock Financial Management, Inc. and BlackRock International Limited.

The changes described below are being made to the Statement of Additional Information.
On December 9, 2025, the Principal Funds, Inc. Board of Directors approved the liquidation of the Class R-3 shares of the Diversified Real Asset Fund. Following the close of business on or about March 27, 2026, delete references to Class R-3 shares from the Statement of Additional Information for the Diversified Real Asset Fund.

LEADERSHIP STRUCTURE AND BOARD
In the Committee table, delete the members of the 15(c), Audit, Nominating and Governance, and Operations Committees and replace with the following:

Committee Members
15(c) Committee
Padelford L. Lattimer, Chair Katharin S. Dyer Karen McMillan
Audit Committee
Frances P. Grieb, Chair Craig Damos Victor L. Hymes Sharmila C. Kassam
Nominating and Governance Committee
Victor L. Hymes, Chair Craig Damos Frances P. Grieb Thomas A. Swank
Operations Committee
Thomas A. Swank, Chair Katharin S. Dyer Padelford L. Lattimer
Under Additional Information Regarding Board Members and Officers, in the PRINCIPAL FUNDS OFFICERS table, delete the row for Mandy L. Huebbe.
Under the Board Member and Officer Compensation section, delete the first paragraph and replace with the following:
The Principal Funds do not pay any remuneration to officers or to any Board Members listed above as Interested Board Members. The Board annually considers a proposal to reimburse PGI for certain expenses, including a portion of the compensation of the Chief Compliance Officer (“CCO”). If the proposal is adopted, these amounts are allocated across all Funds and the other PGI-sponsored registered investment companies for which the CCO serves as the Chief Compliance Officer.

INVESTMENT ADVISORY AND OTHER SERVICES
On or about January 15, 2026, delete all references to BlackRock Financial Management, Inc. and BlackRock International Limited.
On or about January 15, 2026, under the Sub-Advisors section, delete the row for Sub-Advisor: Wellington Management Company LLP. and replace with the following:

Sub-Advisor:	Wellington Management Company LLP (“Wellington”) is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership.

Fund(s):	a portion of the assets of Diversified Real Asset
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